Exhibit 99.1

Howard Weil 43rd Annual Energy Conference March 23-25, 2015

Forward-Looking Statements We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. Key factors you should consider when evaluating these forward-looking statements include, but are not limited to: • fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; • fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • the existence of operating risks inherent in the oilfield services industry; • the existence of regulatory and legislative uncertainties; • the possibility of changes in tax laws; • the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider. 2

Presentation Overview > Merger Update > Nabors’ Mission and Vision > Business Principles > Current Market Management > Managing for the Future 3

Shareholders Approve C&J, NCPS Merger Creates a Leading Diversified Completion & Production Services Provider 4 # 1 Well Servicing Fleet # 1 Fluids Mgmt Fleet # 5 Stimulation Fleet 2 1 – According to CJES 3/5/15 presentation 2 – Post HAL/BHI merger §. Key metrics of the deal and the combined company §. Cash contribution of $688mmm §. Nabors will own 53% of the equity §. NewCo estimated debt/TTM adjusted EBITDA at Closing: ~2.2X1 §. Significant liquidity at Closing, including revolver availability of $510mm and $20mm in cash1 §. Strategic imperative for the combination §. Provides additional scale to capitalize on market dynamics with cost efficiencies that should enable better margins in challenging markets §. Poised to pick up incremental work with HAL/BHI market share leak §. Strengthens C&J’s presence in major basins in the U.S. and Western Canada §. Delivers significant financial benefits – expected to improve flexibility with free cash flow generation, yield meaningful synergies and decrease long-term tax rate

§. Key metrics of the deal and the combined company §. Cash contribution of $688mmm §. Nabors will own 53% of the equity §. NewCo estimated debt/TTM adjusted EBITDA at Closing: ~2.2X1 §. Significant liquidity at Closing, including revolver availability of $510mm and $20mm in cash1 §. Strategic imperative for the combination §. Provides additional scale to capitalize on market dynamics with cost efficiencies that should enable better margins in challenging markets §. Poised to pick up incremental work with HAL/BHI market share leak §. Strengthens C&J’s presence in major basins in the U.S. and Western Canada §. Delivers significant financial benefits – expected to improve flexibility with free cash flow generation, yield meaningful synergies and decrease long-term tax rate Shareholders Approve C&J, NCPS Merger Creates a Leading Diversified Completion & Production Services Provider 5 # 1 Well Servicing Fleet # 1 Fluids Mgmt Fleet # 5 Stimulation Fleet 2 1 – According to CJES 3/5/15 presentation 2 – Post HAL/BHI merger

Nabors’ Today 6 Purpose Mission Vision Values We deliver best-in-class drilling performance through exceptional people, execution, teamwork and innovative solutions To be the driller of choice for employees, customers and investors To responsibly help our customers meet the world’s demand for oil & gas §. Safety: We are Mission Zero §. Teamwork: We collaborate §. Execution: We outperform §. Accountability: We honor our commitments §. Innovation: We foster creativity

Nabors: The World’s Largest Land Driller 7 Includes in-country and to be delivered As of 12/31/14 Customers: “Nabors is the premier international driller”* * According to proprietary 3rd Party survey 25,000+ Employees 75 Nationalities 510 Drilling Rigs 25 Countries 65% 35% AC SCR Lower 48 Fleet Fleet by Location 64% 36% US Drilling International

World-Class Performance in Safety Consistently Better than the Industry in Every Global Market 8 > Nabors achieved a TRIR of 0.93 in 2014, the first time in the company’s history that TRIR dipped below 1.00; Nabors’ YTD 2015 TRIR improving versus 2014 Nabors Global TRIR 0.80 1.00 1.20 1.40 1.60 1.80 2011 2012 2013 2014 0.80 1.20 1.60 2.00 2.40 2.80 3.20 2011 2012 2013 2014 US Land Industry Nabors Lower 48 TRIR Source: Nabors Internal, IADC

9 Concentrate on Long-Term Sustainable Markets Achieve Critical Mass and Add Distinguishable Value to Clients MENA Lower 48 South America Alaska

Pioneering Rig Designs for Every Environment Customers Ask Nabors to Help Solve Their Most Difficult Challenges 10 PACE®-X Use: US Shale, International unconventional and exploration and development Features: 1500HP, X-Y-360° walking, less HSE risk, saves customer time and money Challenge: A rig design able to capture the future of high density US pad drilling Results: Highest performance rig in Lower 48 Alaska CDR-2 Use: Alter directional wells to multi-lateral horizontals Features: 2-3/8” coiled tubing rig designed for 18k ft laterals in harsh environment Challenge: Convert conventional directional wells to horizontal multi-laterals in shifted formations Results: Ability to drill 40k ft+ in 12 laterals PNG Rig Use: Papua New Guinea LNG Project Features: 2000HP environmentally sound rig with a walking system Challenge: Drill in mountainous jungle areas with minimal footprint Results: Completed project successfully within budget & on time, 500 days hurt-free GOM M-400 Use: Gulf of Mexico Big Foot SPAR Project Features: 4600HP modular dynamic offshore platform rig Challenge: A rig capable of withstanding hurricane conditions in the Gulf of Mexico on a multi-billion dollar project Results: Deployed March 2015 Nabors is eager and willing to work with other partners on similar future drilling challenges

Nabors Financial Capability & Commitment Liquidity Allows Nabors to Focus on Responsible Growth §. Increasing financial flexibility has been Nabors’ priority over several years §. Significant reinvestment of capital into global expansion and enhancement over same time period §. Liquidity expected to expand to $2.8 billion at closing from $1.0 billion at year-end 2014, including: §. Cash proceeds from combination of Nabors Completion & Production Services and C&J Energy Services, net of term loan repayment §. Equity stake in a larger combined public entity §. Additional revolver capacity §. Forecasting positive Free Cash Flow in 2015 §. Refocusing spending to international business as Lower 48 expansion winds down §. Investment grade credit rating facilitates additional financing capacity §. Senior unsecured notes rated BBB and Baa2 and commercial paper rated A2/P2 by three major rating agencies 11

-45% -40% -35% -30% -25% -20% -15% -10% -5% 0% 5% 11/21/14 12/21/14 1/21/15 2/21/15 -45% -40% -35% -30% -25% -20% -15% -10% -5% 0% 5% Land Rig Count Declining in Every Basin Though All Markets Down, Nabors’ Global Breadth Mitigating the Impact 12 Rig Loss from US Peak Rig Loss since 9/30/14 Nabors Total US L48 Total NBR L48 Nabors Total US L48 Total NBR L48 Source: BHI Rig Count, Nabors Internal

13 §. Lower 48 §. BHI Rig Count down 46% from peak in the Fourth Quarter §. RigData is down approximately 50% from its peak §. Nabors Lower 48 rig count currently stands at 127, which includes 21 stacked on rate §. Pace of decline improving, however, suggesting more selective rig releases §. Concrete evidence of customers high-grading rigs §. Nabors has a specific plan in place to target these opportunities Downturn Sharp in the Lower 48 Market Signs of Moderation as well as High Grading of the Working Fleet 10/3/14 Working Rigs 3/20/15 Working Rigs Change % . AC 733 38.9% AC 508 52.6% AC (225) 35.2% SCR 452 24.0% SCR 217 22.5% SCR (235) -6.3% Mech 642 34.1% Mech 241 24.9% Mech (401) -26.7% Total 1827 Total 966 Total (861) Source: RigData

§. International §. Received requests for rate reductions for rigs on contract from several customers §. Working with them to implement mutually agreeable solutions §. Seeing drilling programs shortened while, in some cases, there are outright releases §. Mexico has become our most challenging market, particularly in the offshore space §. Still expect 2015 profit to increase over 2014, illustrating the resiliency of our international drilling 14 Current International Market Conditions Downturn Slower and Less Pronounced Internationally Nabors International - 2014 Revenue EBITDA Op Inc $1,623 $610 $243

15 1. Planned reduction in capital spending to $900mm, excluding NCPS 2. Initiated discussions with customers to high-grade rigs as less-capable rigs roll off 3. Implement innovative pricing structures for all services 4. Lower costs across our supply chain in cooperation with vendors 5. Consolidate our footprint in the field by combining or closing field offices 6. Reduce our field staffing linearly with the decline in operating assets 7. Reduce G&A company-wide by $70mm versus the 4Q run rate Strategies to Navigate the Downturn We Plan to Emerge from the Current Market in a Stronger Position

16 Quick Facts on the MODS 400: > Proprietary Nabors design > 4600 HP deepwater platform rig designed to withstand tough GOM weather conditions > Mobilization rate initiated upon departure from Corpus Christi ten days ago > Will see the full financial impact of the rig when it goes on full dayrate, anticipated in 4Q15 Deployment of Platform Rig MODS 400 Financially Impactful Project a Reflection of Our Technical Capabilities

17 Rigs: The Critical Platform for Future Services As Technology Improves, Rigs Will be Central to Services Delivery RigWatch® Integrated MWD and RSS Remote Operations Center Equipment Condition Monitoring REVitTM ROCKit® Non Stop Driller DrillsmartTM Nabors’ in-house technologies provide a performance edge

Investing in Rig Performance Technology Unique IP Provides Customers Faster, More Accurate Drilling 18 Total Control Drilling – Non Stop Driller (NSD) and MPD Choke (TCD) . NSD: Sub-based system enables continuous circulation during pipe connections . Designed to improve safety, minimize connection time, reduce NPT, and improve wellbore stability . TCD is a proprietary managed pressure drilling choke and metering manifold . Designed to control wellbore pressure profiles more precisely than is possible with conventional drilling methods ROCKit® & REVitTM Top Drive Drilling Performance Products . ROCKit® is a patented directional steering control system that oscillates drill pipe . ROCKit® significantly increases ROP and reduces directional drilling NPT . REVitTM is a proven real-time slick slip torsional oscillation mitigation system . The surface-based system extends bit life, reduces failures, and increases ROP Drive Performance and Optimization . DrillSmart is a proprietary technology with a best-in-class adaptable auto driller . Advanced algorithms mimic intuitive decision-making by experienced drillers . ECM – Equipment Condition Monitoring designed to predict, eliminate failures . Fuel Tool – Engine management system designed to save fuel, reduce emissions

# Nabors MWD's Enhanced Wellbore Placement

## New AccuSteer MWD Includes EM, Azimuthal Gamma, Resistivity

### Continuous Rotary Inclination, Maximized ROP


AccuSteer

### AccuSteer Case History - $183k Saved on One Well

| | Well #1 Standard MWD | Well #2 AccuSteer | Benefit ($70k/Day Spread Rate) |
|---|---|---|---|
| # of Slides | 84 | 53 | Reduced Tortuosity |
| Slide Time | 129 Hours | 83 Hours | 46 Hrs. Faster = $134k Saved |
| Max Dogleg Severity | 9.14 | 6.07 | Smoother Casing Rum |
| Check Shots Survey | 101 | 0 | 17 Hrs. Faster = $49k Saved |
| Slide Footage | 2,327 feet | 1,652 feet | Reduced Torque and Drag |
| Torque and Drag | Rotate to TD | Slide to TD | Better Directional Capability |

### Nabors 34' MWD Compares Favorably to the Market

| | Drilling Efficiency | Drilling Efficiency | Drilling Efficiency | Geosteering | Geosteering | Geosteering |
|---|---|---|---|---|---|---|
| Tool | Downhole Dynamics* | PWD | Stick Slip | Azi GR | Resistivity | Cont. Inclination |
| Nabors AccuSteer (34') | X | X | X | X | Testing | X |
| Schlumberger TelePacer (38') | | X | X | X | X | X |
| Baker Hughes OnTrak (40') | | X | X | X | X | X |
| Halliburton Sperry (60'+) | X | X | X | X | X | X |
| WFT SAGR (90') | | X | X | X | X | X |

NABORS

* Weight on bit, torque on bit

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# 2TD Drilling AS Rotary Steerable System

## Recently Acquired Norwegian Start Up Expands IP, Facilitates R&D

Short, Simple, Cost Effective, Patented Design

| | 2TD | SLB Archer | BHI Curve | HAL CoPilot | WFT Rev. |
|---|---|---|---|---|---|
| Dogleg Severity | 15° | 15° | 15° | 10° | 10° |
| Power | Turbine | Turbine | Battery | Battery | Battery |
| Steering | Push | Push | Push | Point | Point |
| Length | 3.5M | 5.1M | 2.8M | 6.1M | 3.9M |

Capable of Building a 15°/30m Dogleg



Development Sponsored by US Major



Mud Turbine Power, No External Parts


IRON MAN

NABORS

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21 Over 250+ Patents Granted Worldwide Nabors’ Extensive Technology Portfolio Provides Performance Edge Rig Intelligence Rig Design Downhole Technology

22 A Focused, Forward-Looking Land Driller Financially Flexible, Performance-Oriented, Technologically Advanced §. Completion of our transaction with C&J Energy Services will narrow our focus on drilling and substantially enhance our financial flexibility §. Nabors has an unparalleled base of high quality assets in growth markets, and a focused strategy to extract value for shareholders §. Our global position gives us a unique attribute, which is particularly valuable in today’s market §. We continue to invest in processes and technologies to improve our position in the market, and we are pursuing a path to meaningfully expand the scope of services offered on our rigs